Financial instruments	12 Months Ended
Dec. 31, 2019
Financial Instruments Disclosure [Abstract]
Financial Instruments
22. Financial Instruments:

(a)    Financial risk management:

The Company has exposure to liquidity risk, credit risk, foreign currency risk and interest rate risk.

(b)    Liquidity risk:

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they are due.  The Company has a history of losses and negative cash flows from operations since inception, although recorded net income in 2019.  At December 31, 2019, the Company has $46,012 of cash, cash equivalents and short-term investments, including of $2,279 restricted cash (see note 3(c)).

The following are the contractual maturities of financial obligations as at December 31, 2019:

	Carrying amount	Contractual cash flows	< 1 year	1-3 years	4-5 years	>5 years
Accounts payable and accrued liabilities	$86,180	$86,180	$86,180	$—	$—	$—
Term loan facilities (note 14 (a))	22,207	24,978	9,507	13,158	2,313	—
Senior revolving financing (note 14 (b))	2,504	2,897	815	1,966	116	—
Convertible debt (note 14 (c))	17,431	19,727	1,575	18,152	—	—
Other bank financing (note 14 (d))	5,105	5,112	4,383	729	—	—
Capital lease obligations (note 14 (e))	1,632	1,747	598	884	265	—
Long-term royalty payable (note 15)	18,258	26,228	5,936	12,371	2,799	5,122
Operating lease commitments (note 13)	17,524	20,293	4,406	7,456	4,707	3,724
	$170,841	$187,162	$113,400	$54,716	$10,200	$8,846
(c)    Credit risk:

Credit risk arises from the potential that a counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s cash and cash equivalents, short-term investments and accounts receivable.  The Company manages credit risk associated with cash and cash equivalents by regularly investing primarily in liquid short-term paper issued by major banks.  The Company monitors its portfolio and its policy is to diversify its investments to manage this potential risk.

The Company is also exposed to credit risk with respect to uncertainties as to timing and amount of collectability of accounts receivable and other receivables.  As at December 31, 2019, 85% (December 31, 2018 - 83%) of accounts receivable relates to customer receivables, and 15% (December 31, 2018 - 17%) relates to amounts due from related parties and income tax authorities for value added taxes and other tax related refunds.  In order to minimize the risk of loss for customer receivables, the Company’s extension of credit to customers involves review and approval by senior management as well as progress payments as contracts are executed.  Most sales are invoiced with payment terms in the range of 30 days to 90 days.  The Company reviews its customer receivable accounts and regularly recognizes an allowance for doubtful receivables as soon as the account is determined not to be fully collectible. Estimates for allowance for doubtful debts are determined on a customer-by-customer evaluation of collectability at each balance sheet reporting date, taking into consideration past due amounts and any available relevant information on the customers’ liquidity and financial position.
22. Financial Instruments (continued):

(d)    Foreign currency risk:

Foreign currency risk is the risk that the fair value of future cash flows of financial instruments will fluctuate because of changes in foreign currency exchange rates.  The Company conducts a significant portion of its business activities in foreign currencies, primarily the United States dollar and the Euro.  We are subject to foreign currency exchange rate risk to the extent that our costs are denominated in currencies other than those in which we earn revenues. In addition, since our financial statements are denominated in U.S. dollars, changes in foreign currency exchange rates between the U.S. dollar and other currencies have had, and will continue to have, an impact on our results of operations, financial condition and cash flows.

Cash and cash equivalents, short-term investments, accounts receivable, accounts payable, and long-term debt that are denominated in foreign currencies will be affected by changes in the exchange rate between the Canadian dollar and these foreign currencies. The Company’s functional currency is the Canadian dollar.
The fluctuation in the average U.S. dollar in recent years resulting in material impacts on our revenues in those years. If the U.S. dollar continues to fluctuate against other currencies, we will experience additional volatility in our financial statements.
A 5% increase/decrease in the relative value of the U.S. dollar against the Canadian dollar and Euro compared to the exchange rates in effect for the year ended December 31, 2019 would have resulted in lower/higher income from operations of approximately $593. This assumes a consistent 5% appreciation in the U.S. dollar against the Canadian dollar and Euros throughout the fiscal year. The timing of changes in the relative value of the U.S. dollar can affect the magnitude of the impact that fluctuations in foreign exchange rates have on our income from operations.
(e)    Interest rate risk:

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates.  The Company is subject to interest rate risk on certain long-term debt with variable rates of interest.  The Company limits its exposure to interest rate risk by continually monitoring and adjusting portfolio duration to align to forecasted cash requirements and anticipated changes in interest rates.

If interest rates for the year ended December 31, 2019 had increased or decreased by 50 basis points, with all other variables held constant, net loss for the year ended December 31, 2019 would have increased or decreased by $91.
22. Financial Instruments (continued):

(f)    Fair value of financial instruments:

The carrying amounts reported in the balance sheets for cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate their fair values due to the short-term period to maturity of these instruments.

The long-term investments represent our interest in CWI, WWI and other investments. CWI is accounted for using the equity method. WWI and other investments are accounted for at fair value.

The carrying values reported in the consolidated balance sheet for obligations under capital and operating leases, which are based upon discounted cash flows, approximate their fair values.

The carrying value of the term loan facilities included in the long-term debt (note 14(a)) does not materially differ from its fair value as at December 31, 2019. The carrying value reported in the consolidated balance sheet for senior financing (note 14(b)) approximates their fair value as at December 31, 2019, as the interest rates on the debt are floating and therefore approximate the market rates of interest.

The Company categorizes its fair value measurements for items measured at fair value on a recurring basis into three categories as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 –
Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 –	Inputs for the asset or liability that are not based on observable market data (unobservable inputs).

When available, the Company uses quoted market prices to determine fair value and classify such items in Level 1.  When necessary, Level 2 valuations are performed based on quoted market prices for similar instruments in active markets and/or model–derived valuations with inputs that are observable in active markets.  Level 3 valuations are undertaken in the absence of reliable Level 1 or Level 2 information.

As at December 31, 2019, cash and cash equivalents and short-term investments are measured at fair value on a recurring basis and are included in Level 1.